Supplement

Dated June 1, 2009 to the

Class IA and Class IB Shares Prospectuses dated May 1, 2009

For Hartford HLS Funds (collectively, the “Prospectuses”)

The Prospectuses referenced above are revised as follows:

Hartford SmallCap Growth HLS Fund

In the section entitled “Hartford SmallCap Growth HLS Fund – Portfolio Management – Wellington Management” the disclosure is deleted and replaced with the following:

Wellington Management: The portion of the fund allocated to Wellington Management is managed by David J. Elliott and Mammen Chally.

David J. Elliott, CFA, Vice President and Director of Quantitative Portfolio Management of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009. Mr. Chally joined Wellington Management in 1994 and has been an investment professional since 1996.

This Supplement should be retained with your Prospectus for future reference.